UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) June 1, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On June 1, 2005, General Motors Corporation (GM) issued a news release announcing May 2005 sales. The release is as follows:

GM Reports 393,197 Deliveries in May
Cadillac Deliveries Up 12 Percent, Paced by 51 Percent Increase in Car Sales Chevrolet Car Sales Up 12 Percent, Led by Record Cobalt Sales

DETROIT - General Motors dealers in the U.S. sold 393,197 new cars and trucks in May, down 5 percent on a selling days adjusted basis. GM's truck sales (238,471) were down 7 percent, due in part to a very strong year-ago comparison when GM set industry sales records for total truck and sport utility vehicle deliveries. Car sales in May (154,726) were down just 1 percent, led by Chevrolet and Cadillac and the sales strength of their new vehicles.

"We are pleased with the increasing market acceptance of our new cars and trucks," said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. "For the second consecutive month, combined launch vehicle deliveries improved substantially, led by Cadillac STS and record sales of Chevrolet Cobalt. Broad-based consumer acceptance and enthusiasm for our new vehicles is key to building a strong base for the future growth of our divisions, beginning with our foundational divisions, Cadillac and Chevrolet."

Retail deliveries of several new vehicles again outsold previous year retail sales of the models they replaced. Chevrolet Cobalt retail sales were up 73 percent compared to May 2004 retail sales of Cavalier. Buick LaCrosse retail deliveries were twice the combined Century and Regal retail volume of May 2004. Pontiac G6 retail sales were 92 percent higher than year-ago retail Grand Am V6 sales.

Cadillac sales improved 12 percent, posting its best May sales since 1993 and led by record CTS deliveries and strong STS sales. CTS sales were up 20 percent, marking the 13th time in the last 17 months that CTS deliveries equaled or improved upon the previous year's sales. STS had 3,346 deliveries in May.

Chevrolet car sales increased 12 percent in May led by record Cobalt sales that were 17 percent higher than April levels. Cobalt deliveries have increased every month since its November 2004 launch. Among other Chevrolet launch vehicles, Equinox sales were 47 percent above year-ago levels. This was the 7th time in the last nine months that Equinox deliveries surpassed the 10,000-unit mark. Aveo achieved its third best monthly sales since launch, recording May deliveries that were 38 percent greater than last year. Chevrolet's new product introductions continue throughout 2005 with the HHR scheduled for introduction in the late summer/early fall and the new Impala and Monte Carlo scheduled for arrival later this year.

HUMMER posted a 62 percent sales increase compared to year-ago levels, in part due to the first deliveries of the all-new H3. H2 also contributed to HUMMER's May sales improvement with a 10 percent increase compared to last year.

Highlights of GM's truck sales: While total truck sales in May were down compared to year-ago levels due to a strong year-ago comparison, they were up 25 percent versus April. Full-size pickup sales improved 24 percent over April levels, and utility sales were up 36 percent. Utility deliveries again exceeded the 100,000-unit barrier, a level no other manufacturer has ever achieved. Individual models that posted sales improvements compared to year-ago levels included Chevrolet Silverado (+4 percent) and GMC Sierra (+8 percent) and Canyon (+30 percent).

Certified Used Vehicles

May sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 39,739 units, down 10 percent. Calendar year-to-date certified GM sales are 216,130 units, up 1 percent.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted sales of 33,465 units, down 8 percent. Year-to-date sales for GM Certified Used Vehicles are 183,875, up 2 percent.

Cadillac Certified Pre-Owned Vehicles posted 3,141 sales, up 16 percent. Used Cars from Saturn sold 2,212 units, down 47 percent. Saab Certified Pre-Owned Vehicles sold 921 units, up 22 percent.

"GM's luxury certified brands performed strongly in May, with Cadillac Certified Pre-Owned sales up 16 percent and Saab Certified Pre-Owned up 22 percent," LaNeve said. "GM Certified Used Vehicles, the category sales leader, continues to set the pace for all manufacturers in the certified category, with calendar year-to-date sales up 2 percent over last year's segment record performance. We're optimistic about continued growth through the remainder of 2005."

GM North America Reports May Production Results, 2005 Second-Quarter Production Forecast Remains Unchanged, 2005 Third-Quarter Production Forecast Set at 1.1 Million Units

In May, GM North America produced 408,000 vehicles (150,000 cars and 258,000 trucks), compared to 451,500 vehicles (172,000 cars and 279,500 trucks) produced in May 2004. Production totals include joint venture production of 21,000 vehicles in May 2005 and 21,500 vehicles in May 2004.

The region's 2005 second-quarter production forecast remains unchanged at 1.25 million vehicles (431,000 cars and 819,000 trucks). This is down 10 percent from second quarter 2004 actuals. In the second quarter of 2004, the region produced
1.389 million vehicles (543,000 cars and 846,000 trucks). Additionally, the region's initial 2005 third-quarter production forecast is 1.1 million vehicles (405,000 cars and 695,000 trucks). This is down 9 percent from third quarter 2004 actuals. In the third quarter of 2004, the region produced 1.209 million vehicles (463,000 cars and 746,000 trucks).

GM also announced revised 2005 second-quarter production and initial third-quarter production forecasts for its international regions:

GM Europe - GM Europe's revised 2005 second-quarter production forecast is 503,000 vehicles, up 3,000 vehicles from last month's guidance. In the second quarter of 2004, GM Europe built 503,000 vehicles. The region's initial 2005 third-quarter production forecast is 403,000 vehicles. In the third quarter of 2004, GM Europe built 411,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 second-quarter production estimate is 396,000 vehicles, up 6,000 vehicles from last month's guidance. In the second quarter of 2004, GM Asia Pacific built 337,000 vehicles. In addition, the region's initial 2005 third-quarter production estimate is 414,000 vehicles. In the third quarter of 2004, GM Asia Pacific built 314,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2005 second-quarter production estimate is 195,000 vehicles, down 12,000 vehicles from last month's guidance. In the second quarter of 2004, the region built 172,000 vehicles. Also, the region's initial 2005 third-quarter production estimate is 199,000 vehicles. In the third quarter of 2004, the region built 185,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 321,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. In 2004, GM sold nearly 9 million cars and trucks globally, up 4 percent and the second-highest total in the company's history. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  May                     January - May
-------------------------------------------------------------------------------
 Curr S/D:   24                         % Chg
 Prev S/D:   26         2005      2004  per S/D       2005       2004    %Chg
-------------------------------------------------------------------------------
Vehicle Total          393,197   446,787  -4.7    1,794,278   1,915,354  -6.3
-------------------------------------------------------------------------------
Car Total              154,726   170,041  -1.4      743,620     783,829  -5.1
-------------------------------------------------------------------------------
Truck Total            238,471   276,746  -6.6    1,050,658   1,131,525  -7.1
-------------------------------------------------------------------------------
Light Truck Total      231,962   272,627  -7.8    1,026,172   1,113,127  -7.8
-------------------------------------------------------------------------------
Light Vehicle Total    386,688   442,668  -5.4    1,769,792   1,896,956  -6.7
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      Market Division
      Vehicle Total
                                                      Calendar Year-to-Date
                                  May                     January - May
-------------------------------------------------------------------------------
 Curr S/D:   24                         % Chg
 Prev S/D:   26         2005      2004  per S/D       2005       2004    %Chg
-------------------------------------------------------------------------------
Buick                   25,078    31,509 -13.8      111,408     134,994 -17.5
Cadillac                21,832    21,110  12.0       92,156      88,703   3.9
Chevrolet              235,746   255,936  -0.2    1,081,701   1,091,804  -0.9
GMC                     50,733    56,619  -2.9      219,331     236,830  -7.4
HUMMER                   2,964     1,982  62.0       10,614      10,652  -0.4
Oldsmobile                 306     1,692 -80.4        1,287      22,442 -94.3
Other - Isuzu            1,229     1,245   6.9        5,611       5,309   5.7
Pontiac                 34,218    50,263 -26.2      176,980     212,966 -16.9
Saab                     3,836     3,861   7.6       14,354      15,385  -6.7
Saturn                  17,255    22,570 -17.2       80,836      96,269 -16.0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    143,474   160,549  -3.2      697,661     748,579  -6.8
-------------------------------------------------------------------------------
Light Truck            231,962   272,627  -7.8    1,026,172   1,113,127  -7.8
-------------------------------------------------------------------------------

Twenty-four selling days for the May period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                     May 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                     May                January - May
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    24       26
-------------------------------------------------------------------------------
Century                    686     6,193 -88.0        4,751      31,583 -85.0
LaCrosse                 6,527         0 ***.*       34,420           0 ***.*
LeSabre                  7,753    12,355 -32.0       31,158      47,176 -34.0
Park Avenue                207     1,644 -86.4        1,693       8,399 -79.8
Regal                       73     1,964 -96.0          482       9,355 -94.8
      Buick Total       15,246    22,156 -25.5       72,504      96,513 -24.9
-------------------------------------------------------------------------------
CTS                      6,184     5,579  20.1       25,768      24,490   5.2
DeVille                  5,804     5,168  21.7       20,762      24,798 -16.3
Eldorado                     0         0 ***.*            0           7 ***.*
Seville                     42       260 -82.5          122       2,002 -93.9
STS                      3,346         0 ***.*       13,758           0 ***.*
XLR                        420       333  36.6        1,889       1,589  18.9
     Cadillac Total     15,796    11,340  50.9       62,299      52,886  17.8
-------------------------------------------------------------------------------
Aveo                     6,370     4,993  38.2       26,187      16,776  56.1
Camaro                       0         0 ***.*            0         127 ***.*
Cavalier                   950    17,477 -94.1       16,845      84,755 -80.1
Classic                  2,228     8,438 -71.4       42,343      46,482  -8.9
Cobalt                  23,649         0 ***.*       75,537           0 ***.*
Corvette                 3,078     3,420  -2.5       14,217      14,990  -5.2
Impala                  19,411    24,757 -15.1      107,181     119,530 -10.3
Malibu                  20,514    12,110  83.5       83,118      50,561  64.4
Monte Carlo              2,515     4,879 -44.2       15,411      22,884 -32.7
Prizm                        0         0 ***.*            0           5 ***.*
SSR                        707       777  -1.4        4,221       4,812 -12.3
    Chevrolet Total     79,422    76,851  12.0      385,060     360,922   6.7
-------------------------------------------------------------------------------
Alero                      203       759 -71.0          921      16,720 -94.5
Aurora                      10         8  35.4           18         154 -88.3
Intrigue                     0         0 ***.*            0          55 ***.*
    Oldsmobile Total       213       767 -69.9          939      16,929 -94.5
-------------------------------------------------------------------------------
Bonneville               1,356     2,993 -50.9        6,284      12,870 -51.2
Firebird                     0         0 ***.*            0         109 ***.*
G6                       9,065         0 ***.*       41,567           0 ***.*
Grand Am                 2,179    17,546 -86.5       29,231      69,139 -57.7
Grand Prix               9,647    12,510 -16.5       38,980      61,278 -36.4
GTO                      1,093       638  85.6        5,465       3,089  76.9
Sunfire                  3,020     2,179  50.1       17,912      14,845  20.7
Vibe                     5,463     7,400 -20.0       25,998      25,359   2.5
     Pontiac Total      31,823    43,266 -20.3      165,437     186,689 -11.4
-------------------------------------------------------------------------------
9-2X                     1,042         1 ***.*        2,226           1 ***.*
9-3                      2,245     2,726 -10.8        9,765      11,781 -17.1
9-5                        502     1,134 -52.0        2,316       3,603 -35.7
       Saab Total        3,789     3,861   6.3       14,307      15,385  -7.0
-------------------------------------------------------------------------------
ION                      7,751     9,443 -11.1       38,877      42,851  -9.3
Saturn L Series            686     2,357 -68.5        4,197      11,654 -64.0
Saturn S Series              0         0 ***.*            0           0 ***.*
      Saturn Total       8,437    11,800 -22.5       43,074      54,505 -21.0
-------------------------------------------------------------------------------
        GM Total       154,726   170,041  -1.4      743,620     783,829  -5.1
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     143,474   160,549  -3.2      697,661     748,579  -6.8
-------------------------------------------------------------------------------
GM Import               11,252     9,492  28.4       45,959      35,250  30.4
-------------------------------------------------------------------------------
        GM Total       154,726   170,041  -1.4      743,620     783,829  -5.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                     May 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                     May                January - May
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    24       26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             15,246    22,156 -25.5       72,504      96,513 -24.9
Cadillac Total          15,796    11,340  50.9       62,299      52,886  17.8
Chevrolet Total         73,052    71,858  10.1      358,873     344,146   4.3
Oldsmobile Total           213       767 -69.9          939      16,929 -94.5
Pontiac Total           30,730    42,628 -21.9      159,972     183,600 -12.9
Saturn Total             8,437    11,800 -22.5       43,074      54,505 -21.0
     GM North America
       Total*          143,474   160,549  -3.2      697,661     748,579  -6.8
-------------------------------------------------------------------------------
Chevrolet Total          6,370     4,993  38.2       26,187      16,776  56.1
Pontiac Total            1,093       638  85.6        5,465       3,089  76.9
Saab Total               3,789     3,861   6.3       14,307      15,385  -7.0
     GM Import Total    11,252     9,492  28.4       45,959      35,250  30.4
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             25,078    31,509 -13.8      111,408     134,994 -17.5
Cadillac Total          21,832    21,110  12.0       92,156      88,703   3.9
Chevrolet Total        235,746   255,936  -0.2    1,081,701   1,091,804  -0.9
GMC Total               50,733    56,619  -2.9      219,331     236,830  -7.4
HUMMER Total             2,964     1,982  62.0       10,614      10,652  -0.4
Oldsmobile Total           306     1,692 -80.4        1,287      22,442 -94.3
Other-Isuzu Total        1,229     1,245   6.9        5,611       5,309   5.7
Pontiac Total           34,218    50,263 -26.2      176,980     212,966 -16.9
Saab Total               3,836     3,861   7.6       14,354      15,385  -6.7
Saturn Total            17,255    22,570 -17.2       80,836      96,269 -16.0
     GM Total          393,197   446,787  -4.7    1,794,278   1,915,354  -6.3
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                     May 2005
-------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                                     May               January - May
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    24       26
-------------------------------------------------------------------------------
Rainier                  1,137     1,806 -31.8        5,595       8,605 -35.0
Rendezvous               7,210     7,547   3.5       27,114      29,876  -9.2
Terraza                  1,485         0 ***.*        6,195           0 ***.*
    Total Buick          9,832     9,353  13.9       38,904      38,481   1.1
-------------------------------------------------------------------------------
Escalade                 2,272     3,849 -36.1       11,421      13,862-17.6
Escalade ESV             1,216     1,708 -22.9        5,346       5,614 -4.8
Escalade EXT               804       960  -9.3        3,334       4,240-21.4
SRX                      1,744     3,253 -41.9        9,756      12,101-19.4
  Total Cadillac         6,036     9,770 -33.1       29,857      35,817-16.6
-------------------------------------------------------------------------------
Astro                    1,852     4,085 -50.9       13,115      15,391 -14.8
C/K Suburban(Chevy)      7,835    12,479 -32.0       32,299      47,122 -31.5
Chevy C/T Series            22        21  13.5          104         198 -47.5
Chevy W Series             270       195  50.0        1,133         879  28.9
Colorado                10,899    12,349  -4.4       56,147      40,085  40.1
Equinox                 12,118     8,945  46.8       53,768      16,496 225.9
Express Cutaway/G Cut    1,765     1,630  17.3        7,531       7,401   1.8
Express Panel/G Van      8,038     7,637  14.0       34,924      31,084  12.4
Express/G Sportvan       2,442     2,189  20.9       10,651       7,927  34.4
Kodiak 4/5 Series          973       733  43.8        4,470       3,180  40.6
Kodiak 6/7/8 Series        420       294  54.8        1,738       1,561  11.3
S/T Blazer                 539     5,853 -90.0        3,498      21,971 -84.1
S/T Pickup                  54     1,112 -94.7          139       7,385 -98.1
Tahoe                   13,422    17,511 -17.0       56,410      75,279 -25.1
Tracker                     69     1,506 -95.0          428       9,009 -95.2
TrailBlazer             22,556    22,276   9.7       87,847     103,493 -15.1
Uplander                 7,031         0 ***.*       28,436           0 ***.*
Venture                    712     9,077 -91.5        4,713      36,044 -86.9
................................................................................
    Avalanche            4,834     8,164 -35.9       24,421      35,457 -31.1
    Silverado-C/K
      Pickup            60,473    63,029   3.9      274,869     270,920   1.5
Chevrolet Fullsize
  Pickups               65,307    71,193  -0.6      299,290     306,377  -2.3
................................................................................
  Chevrolet Total      156,324   179,085  -5.4      696,641     730,882  -4.7
-------------------------------------------------------------------------------
Canyon                   3,077     2,572  29.6       14,830       8,980  65.1
Envoy                    9,999    12,435 -12.9       40,715      53,665 -24.1
GMC C/T Series              23        12 107.6           92         282 -67.4
GMC W Series               492       455  17.1        2,010       1,914   5.0
Safari (GMC)               530       753 -23.7        2,305       3,117 -26.1
Savana Panel/G Classic   2,140     2,145   8.1        9,390       8,659   8.4
Savana Special/G Cut     1,553     2,095 -19.7        8,037       9,410 -14.6
Savana/Rally               245       253   4.9        1,006       1,036  -2.9
Sierra                  19,255    19,338   7.9       87,210      81,871   6.5
Sonoma                      15       342 -95.2           61       2,345 -97.4
Topkick 4/5 Series       2,369       619 314.6        5,634       2,691 109.4
Topkick 6/7/8 Series       711       545  41.3        3,694       2,384  54.9
Yukon                    6,148     8,347 -20.2       25,825      35,941 -28.1
Yukon XL                 4,176     6,708 -32.6       18,522      24,535 -24.5
     GMC Total          50,733    56,619  -2.9      219,331     236,830  -7.4
-------------------------------------------------------------------------------
HUMMER H1                   49        63 -15.7          153         215 -28.8
HUMMER H2                1,956     1,919  10.4        9,502      10,437  -9.0
HUMMER H3                  959         0 ***.*          959           0 ***.*
   HUMMER Total          2,964     1,982  62.0       10,614      10,652  -0.4
-------------------------------------------------------------------------------
Bravada                     69       168 -55.5          232       1,195 -80.6
Silhouette                  24       757 -96.6          116       4,318 -97.3
 Oldsmobile Total           93       925 -89.1          348       5,513 -93.7
-------------------------------------------------------------------------------
Other-Isuzu F Series       109       119  -0.8          471         491  -4.1
Other-Isuzu N Series     1,120     1,126   7.8        5,140       4,818   6.7
 Other-Isuzu Total       1,229     1,245   6.9        5,611       5,309   5.7
-------------------------------------------------------------------------------
Aztek                      477     3,308 -84.4        2,939      10,724 -72.6
Montana                    370     3,689 -89.1        2,078      15,553 -86.6
Montana SV6              1,548         0 ***.*        6,526           0 ***.*
   Pontiac Total         2,395     6,997 -62.9       11,543      26,277 -56.1
-------------------------------------------------------------------------------
9-7X                        47         0 ***.*           47           0 ***.*
    Saab Total              47         0 ***.*           47           0 ***.*
-------------------------------------------------------------------------------
Relay                    1,330         0 ***.*        6,681           0 ***.*
VUE                      7,488    10,770 -24.7       31,081      41,764 -25.6
   Saturn Total          8,818    10,770 -11.3       37,762      41,764  -9.6
-------------------------------------------------------------------------------
     GM Total          238,471   276,746  -6.6    1,050,658   1,131,525  -7.1
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     236,866   275,220  -6.8    1,043,623   1,125,083  -7.2
-------------------------------------------------------------------------------
GM Import                1,605     1,526  13.9        7,035       6,442   9.2
-------------------------------------------------------------------------------
     GM Total          238,471   276,746  -6.6    1,050,658   1,131,525  -7.1
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     231,962   272,627  -7.8    1,026,172   1,113,127  -7.8
-------------------------------------------------------------------------------
GM Import                    0         0 ***.*            0           0 ***.*
-------------------------------------------------------------------------------
     GM Total          231,962   272,627  -7.8    1,026,172   1,113,127  -7.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                     3-1P
                      GM Truck Deliveries - (United States)
                                     May 2005
-------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                                     May               January - May
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    24       26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              9,832     9,353  13.9       38,904      38,481   1.1
Cadillac Total           6,036     9,770 -33.1       29,857      35,817 -16.6
Chevrolet Total        156,137   178,970  -5.5      695,818     730,336  -4.7
GMC Total               50,344    56,229  -3.0      217,718     235,288  -7.5
HUMMER Total             2,964     1,982  62.0       10,614      10,652  -0.4
Oldsmobile Total            93       925 -89.1          348       5,513 -93.7
Other-Isuzu Total          200       224  -3.3        1,012         955   6.0
Pontiac Total            2,395     6,997 -62.9       11,543      26,277 -56.1
Saab Total                  47         0 ***.*           47           0 ***.*
Saturn Total             8,818    10,770 -11.3       37,762      41,764  -9.6
    GM North America
      Ttoal*           236,866   275,220  -6.8    1,043,623   1,125,083  -7.2
-------------------------------------------------------------------------------
Chevrolet Total            187       115  76.2          823         546  50.7
GMC Total                  389       390   8.1        1,613       1,542   4.6
Other-Isuzu Total        1,029     1,021   9.2        4,599       4,354   5.6
    GM Import Total      1,605     1,526  13.9        7,035       6,442   9.2
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              9,832     9,353  13.9       38,904      38,481   1.1
Cadillac Total           6,036     9,770 -33.1       29,857      35,817 -16.6
Chevrolet Total        154,639   177,842  -5.8      689,196     725,064  -4.9
GMC Total               47,138    54,988  -7.1      207,901     229,559  -9.4
HUMMER Total             2,964     1,982  62.0       10,614      10,652  -0.4
Oldsmobile Total            93       925 -89.1          348       5,513 -93.7
Pontiac Total            2,395     6,997 -62.9       11,543      26,277 -56.1
Saturn Total             8,818    10,770 -11.3       37,762      41,764  -9.6
    GM North America
      Ttoal*           231,915   272,627  -7.8    1,026,126   1,113,127  -7.8
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              9,832     9,353  13.9       38,904      38,481   1.1
Cadillac Total           6,036     9,770 -33.1       29,857      35,817 -16.6
Chevrolet Total        154,639   177,842  -5.8      689,196     725,064  -4.9
GMC Total               47,138    54,988  -7.1      207,901     229,559  -9.4
HUMMER Total             2,964     1,982  62.0       10,614      10,652  -0.4
Oldsmobile Total            93       925 -89.1          348       5,513 -93.7
Pontiac Total            2,395     6,997 -62.9       11,543      26,277 -56.1
Saab Total                  47         0 ***.*           47           0 ***.*
Saturn Total             8,818    10,770 -11.3       37,762      41,764  -9.6
    GM Total           231,962   272,627  -7.8    1,026,172   1,113,127  -7.8
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 06/01/05



                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car1 Truck1  Total     GME2 GMLAAM3  GMAP4 Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----
2005 Q2 #       431   819   1,250     503       195     396      2,344    17    47   331
O/(U) prior
forecast:@        0     0       0       3       (12)      6         (3)    0     0    6
-------------   -------------------   ---       ---     ---      -----

2005 Q3 #       405   695   1,100     403       199     414      2,116    15    48   342
O/(U) prior
forecast:@        0     0       0       0         0       0          0     0     0    0
-------------   -------------------   ---       ---     ---      -----
============================================================================================




                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----
--------------------------------------------------------------------------------------------
    2001
1st Qtr.        580   634   1,214     538       138      51      1,941    18     9    NA
2nd Qtr.        638   726   1,364     491       165      64      2,084    13    16    NA
3rd Qtr.        574   664   1,238     373       146      74      1,832    11    15    NA
4th Qtr.        573   721   1,294     441       127      67      1,929     9    16    NA
              ----- -----   -----   -----       ---     ---      -----    --    --
     CY       2,365 2,745   5,110   1,842       575     256      7,786    51    56    NA

    2002
1st Qtr.        600   753   1,353     456       131      65      2,005    11    11    NA
2nd Qtr.        688   865   1,553     453       141      74      2,221    15    17    NA
3rd Qtr.        568   740   1,308     408       132      87      1,935    19    20    NA
4th Qtr.        602   824   1,426     453       157      81      2,117    14    25    NA
              ----- -----   -----   -----       ---     ---      -----    --    --
     CY       2,458 3,182   5,640   1,770       561     307      8,278    59    73    NA

    2003
1st Qtr.        591   860   1,451     491       127      77      2,146    19    24    NA
2nd Qtr.        543   837   1,380     488       128      90      2,086    19    24    NA
3rd Qtr.        492   753   1,245     393       135     120      1,893    20    17    NA
4th Qtr.        558   827   1,385     446       157     133      2,121    16    20    NA
              ----- -----   -----   -----       ---     ---      -----    --    --
     CY       2,184 3,277   5,461   1,818       547     420      8,246    74    85    NA

    2004
1st Qtr.        525   820   1,345     473       159     296      2,273    19    19   247
2nd Qtr.        543   846   1,389     503       172     337      2,401    18    48   284
3rd Qtr.        463   746   1,209     411       185     314      2,119    16    43   261
4th Qtr.        466   811   1,277     442       200     386      2,305    17    47   324
              ----- -----   -----   -----       ---     ---      -----    --   --- -----
     CY       1,997 3,223   5,220   1,829       716   1,333      9,098    70   158 1,116

    2005
1st Qtr.        470   713   1,183     502       185     335      2,205    16    51   287
2nd Qtr. #      431   819   1,250     503       195     396      2,344    17    47   331
3rd Qtr. #      405   695   1,100     403       199     414      2,116    15    48   342
-------------   -------------------   ---       ---     ---      -----



@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)

Date:  June 1, 2005                  By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)